Pursuant to Rule 497(e)
                                                       Registration No. 33-81920
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FLORIDA DAILY                                                   600 Fifth Avenue
MUNICIPAL INCOME FUND                                         New York, NY 10020
                                                                  (212) 830-5345
                                                      (800) 433-1918 (Toll Free)
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                        SUPPLEMENT DATED OCTOBER 9, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 28, 2007

The section entitled "Management of the Fund" for the Fund is supplemented as follows:

"On October 6, 2008, at the special meeting of shareholders, Steven W. Duff, Edward A. Kuczmarski, Michael P. Lydon, Dr. W. Giles Mellon, Robert Straniere, Esq. and Dr. Yung Wong were re-elected to serve as Trustees of the Fund. Additionally, Albert R. Dowden, Carl Frischling, Esq., William Lerner, Esq. and James L. Schultz were elected to serve as Trustees of the Fund effective immediately.

Mr. Dowden will oversee five funds in the Reich & Tang complex. Mr. Dowden, age 66, has served as Corporate Director/Trustee for Annuity & Life Re (Holdings) Ltd., Boss Group, Ltd., Homeowners of America Holding Corporation, AIM Funds and CompuDyne Corporation.

Mr. Frischling will oversee five funds in the Reich & Tang complex. Mr. Frischling, age 71, is a Partner of Kramer Levin Naftalis & Frankel LLP (a law firm) with which he has been associated with since 1994. Mr. Frischling currently serves as a Director of the AIM Funds.

Mr. Lerner will oversee five funds in the Reich & Tang complex. Mr. Lerner, age 72, is a self-employed consultant to business entities and entrepreneurs for corporate governance and corporate secretarial services. Mr. Lerner currently serves as a Director of MTM Technologies, Inc.

Mr. Schultz will oversee five funds in the Reich & Tang complex. Mr. Schultz, age 71, is currently self-employed as a consultant; he was formerly President of Computer Research Inc. from 1975 to 2001. Mr. Schultz currently serves as a Director of Computer Research, Inc.

The Board of the Fund has an Audit Committee, Nominating Committee and Compliance Oversight Committee. Effective December 11, 2008: (i) the Fund's Audit Committee will be chaired by Mr. Kuczmarski and Mr. Dowden, Dr. Mellon and Mr. Schultz will serve on the Audit Committee; (ii) all eight Independent Trustees will serve on the Fund's Nominating Committee; and (iii) the Fund's Compliance Oversight Committee will be chaired by Mr. Lerner and Mr. Frischling and Mr. Straniere will serve on the Compliance Oversight Committee. In addition to serving on the Fund's Nominating Committee, Dr. Wong, the Fund's Lead Independent Trustee, will attend Audit Committee meetings and Compliance Oversight Committee meetings at his discretion."